BLACKROCK LIQUIDITY FUNDS

Treasury Trust Fund

(the “Fund”)

Supplement dated July 28, 2015 to the

Administration Shares

Cash Management Shares

Cash Reserve Shares

Dollar Shares

Institutional Shares

Select Shares

Summary Prospectuses of the Fund, dated February 27, 2015

The Board of Trustees of BlackRock Liquidity Funds (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s summary prospectuses are amended as follows:

The section of the Fund’s summary prospectuses entitled “Key Facts About Treasury Trust Fund—Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of Treasury Trust Fund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first paragraph of the section of the Fund’s summary prospectuses entitled “Key Facts About Treasury Trust Fund—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Treasury Trust Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The section of the Fund’s summary prospectuses entitled “Key Facts About Treasury Trust Fund—Principal Risks of Investing in the Fund” is amended by removing the bullet point captioned “Repurchase Agreements Risk” and deleting the last sentence of the bullet point captioned “Regulatory Risk.”

Shareholders should retain this Supplement for future reference.

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